Exhibit 99.2

Pro Forma Financial Information

The following supplemental pro forma information is presented for information purposes only, to provide an understanding of Adtalem’s historical financial results as adjusted for the sale of Adtalem Brazil. These pro forma financial statements should not be considered a substitute for the actual historical financial information prepared in accordance with generally accepted accounting principles, as presented in Adtalem’s filings on Form 10-K and Form 10-Q. The unaudited pro forma consolidated financial information disclosed in this report is for illustrative purposes only and is not necessarily indicative of results of operations that would have been achieved had the pro forma events taken place on the dates indicated, or our future consolidated results of operations.

The Pro Forma Consolidated Balance Sheet as of December 31, 2019 presents our consolidated financial position giving pro forma effect to the disposition of Adtalem Brazil as if it had occurred on December 31, 2019. The Pro Forma Consolidated Statements of Income for the years ended June 30, 2019, 2018, and 2017, and the six months ended December 31, 2019 present our consolidated results of operations giving pro forma effect to the disposition of Adtalem Brazil as if it had occurred on July 1, 2016, July 1, 2017, July 1, 2018, and July 1, 2019, respectively. These pro forma financial statements should be read in connection with Adtalem’s historical consolidated financial statements, which were included in the Annual Report on Form 10-K for the year ended June 30, 2019, filed on August 28, 2019 and Quarterly Report on Form 10-Q for the six months ended December 31, 2019, filed on February 4, 2020.

The pro forma adjustments are based on currently available information, estimates and assumptions that Adtalem believes are reasonable in order to reflect, on a pro forma basis, the impact of these dispositions on our historical information.

Adtalem Global Education Inc.
Pro Forma Consolidated Balance Sheet
(unaudited and amounts in thousands, except par value amounts)

	December 31, 2019
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments		Pro Forma
Assets:
Current assets:
Cash and cash equivalents	$67,282	$497,017	(a)	$564,299
Investments in marketable securities	9,229	—		9,229
Restricted cash	3,465	—		3,465
Accounts receivable, net	93,394	—		93,394
Prepaid expenses and other current assets	45,275	—		45,275
Current assets held for sale	171,284	(171,284)	(b)	—
Total current assets	389,929	325,733		715,662
Noncurrent assets:
Property and equipment, net	281,975	—		281,975
Operating lease assets	187,520	—		187,520
Deferred income taxes	15,588	—		15,588
Intangible assets, net	292,736	—		292,736
Goodwill	686,805	—		686,805
Other assets, net	82,850	—		82,850
Other assets held for sale	453,207	(453,207)	(b)	—
Total noncurrent assets	2,000,681	(453,207)		1,547,474
Total assets	$2,390,610	$(127,474)		$2,263,136

Liabilities and shareholders' equity:
Current liabilities:
Accounts payable	$31,457	$—		$31,457
Accrued payroll and benefits	39,088	—		39,088
Accrued liabilities	89,507	(28,006)	(c)	61,501
Deferred revenue	51,413	—		51,413
Current operating lease liabilities	53,029	—		53,029
Current portion of long-term debt	3,000	—		3,000
Current liabilities held for sale	36,694	(36,694)	(b)	—
Total current liabilities	304,188	(64,700)		239,488
Noncurrent liabilities:
Long-term debt	412,105	—		412,105
Long-term operating lease liabilities	180,002	—		180,002
Deferred income taxes	28,845	—		28,845
Other liabilities	91,643	—		91,643
Noncurrent liabilities held for sale	75,833	(75,833)	(b)	—
Total noncurrent liabilities	788,428	(75,833)		712,595
Total liabilities	1,092,616	(140,533)		952,083
Redeemable noncontrolling interest	3,082	—		3,082
Shareholders' equity:
Common stock, $0.01 par value per share	806	—		806
Additional paid-in capital	496,674	—		496,674
Retained earnings	2,032,788	(143,569)	(d)	1,889,219
Accumulated other comprehensive loss	(159,118)	156,628	(e)	(2,490)
Treasury stock, at Cost	(1,076,238)	—		(1,076,238)
Total shareholders' equity	1,294,912	13,059		1,307,971
Total liabilities and shareholders' equity	$2,390,610	$(127,474)		$2,263,136
Notes to December 31, 2019 Pro Forma Consolidated Balance Sheet
(a)	Represents net proceeds received upon sale close of $424.0 million, in addition to $73.0 million in settlement of net cash balances.
(b)
Represents the elimination of the assets and liabilities associated with the business disposition. As of December 31, 2019, Adtalem Brazil assets and liabilities were classified as held for sale on Adtalem’s Consolidated Balance Sheet in the Form 10-Q filed on February 4, 2020.

(c)	Represents the removal of the deal-contingent hedge fair value liability.
(d)
Represents the estimated loss on the sale of Adtalem Brazil had the transaction closed on December 31, 2019. This amount is subject to finalization. This estimated loss is not included in the adjustments in the pro forma consolidated statement of income, as this amount will be included as discontinued operations in the consolidated statement of income of Adtalem following the disposition.

(e)	Represents the release of accumulated other comprehensive loss associated with Adtalem Brazil into earnings.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and amounts in thousands, except per share amounts)

	Six Months Ended December 31, 2019
	Adtalem	Pro Forma		Adtalem
	Historical	Adjustments (a)		Pro Forma
Revenue	$520,785	$—		$520,785
Operating cost and expense:
Cost of educational services	255,292	—		255,292
Student services and administrative expense	195,735	—		195,735
Restructuring expense	8,485	—		8,485
Gain on sale of assets	(4,779)	—		(4,779)
Total operating cost and expense	454,733	—		454,733
Operating income from continuing operations	66,052	—		66,052
Other income (expense):
Interest and dividend income	1,893	—		1,893
Interest expense	(10,394)	—		(10,394)
Investment gain	442	—		442
Loss on derivative	(28,006)	28,006	(b)	—
Net other expense	(36,065)	28,006		(8,059)
Income from continuing operations before income taxes	29,987	28,006		57,993
Income tax provision	(11,276)	—		(11,276)
Income from continuing operations	18,711	28,006		46,717
Discontinued operations:
Income (loss) from discontinued operations before income taxes	411	(10,216)		(9,805)
Income tax benefit	550	1,833		2,383
Income (loss) from discontinued operations	961	(8,383)		(7,422)
Net income	19,672	19,623		39,295
Net loss attributable to redeemable noncontrolling interest from continuing operations	214	—		214
Net income attributable to Adtalem Global Education	$19,886	$19,623		$39,509

Amounts attributable to Adtalem Global Education:
Net income from continuing operations	$18,925	$28,006		$46,931
Net income (loss) from discontinued operations	961	(8,383)		(7,422)
Net income attributable to Adtalem Global Education	$19,886	$19,623		$39,509

Earnings (loss) per share attributable to Adtalem Global Education:
Basic:
Continuing operations	$0.35	$0.51		$0.86
Discontinued operations	$0.02	$(0.15)		$(0.14)
Net	$0.36	$0.36		$0.72
Diluted:
Continuing operations	$0.34	$0.51		$0.85
Discontinued operations	$0.02	$(0.15)		$(0.13)
Net	$0.36	$0.36		$0.72

Weighted-average shares outstanding:
Basic shares	54,691	54,691		54,691
Diluted shares	55,192	55,192		55,192
Notes to December 31, 2019 Pro Forma Consolidated Statement of Income
(a)
Represents the elimination of the operating results associated with the Adtalem Brazil business disposition. As of December 31, 2019, Adtalem Brazil operating results were classified as discontinued operations in Adtalem’s Consolidated Statement of Income in the Form 10-Q filed on February 4, 2020.

(b)
Adtalem entered into a deal-contingent foreign currency hedge arrangement to economically hedge the Brazilian Real denominated sales price through mitigation of the currency exchange rate risk. The derivative associated with the hedge agreement does not qualify for hedge accounting treatment under Accounting Standards Codification (“ASC”) 815, and as a result, all changes in fair value are recorded within the income statement. Adtalem recorded a pre-tax unrealized loss on the hedge agreement derivative based on the foreign exchange forward spot rate as of December 31, 2019 of $28.0 million in the second quarter of fiscal year 2020.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and amounts in thousands, except per share amounts)

	Year Ended June 30, 2019
	Adtalem	Pro Forma	Adtalem
	Historical	Adjustments (a)	Pro Forma
Revenue	$1,239,687	$(225,844)	$1,013,843
Operating cost and expense:
Cost of educational services	623,540	(151,758)	471,782
Student services and administrative expense	400,411	(41,069)	359,342
Restructuring expense	55,925	(2,858)	53,067
Settlement gains	(26,178)	—	(26,178)
Total operating cost and expense	1,053,698	(195,685)	858,013
Operating income from continuing operations	185,989	(30,159)	155,830
Other income (expense):
Interest and dividend income	7,976	(4,008)	3,968
Interest expense	(23,631)	3,733	(19,898)
Investment loss	(153)	—	(153)
Net other expense	(15,808)	(275)	(16,083)
Income from continuing operations before income taxes	170,181	(30,434)	139,747
Income tax provision	(34,157)	1,279	(32,878)
Income from continuing operations	136,024	(29,155)	106,869
Discontinued operations:
Income from discontinued operations before income taxes	(14,630)	—	(14,630)
Loss on disposal of discontinued operations before income taxes	(33,604)	—	(33,604)
Income tax benefit	7,791	—	7,791
Loss from discontinued operations	(40,443)	—	(40,443)
Net income	95,581	(29,155)	66,426
Net (income) loss attributable to redeemable noncontrolling interest	(413)	791	378
Net income attributable to Adtalem Global Education	$95,168	$(28,364)	$66,804

Amounts attributable to Adtalem Global Education:
Net income from continuing operations	$135,611	$(28,364)	$107,247
Net loss from discontinued operations	(40,443)	—	(40,443)
Net income attributable to Adtalem Global Education	$95,168	$(28,364)	$66,804

Earnings (loss) per share attributable to Adtalem Global Education:
Basic:
Continuing operations	$2.32	$(0.48)	$1.83
Discontinued operations	$(0.69)	$—	$(0.69)
Net	$1.63	$(0.48)	$1.14
Diluted:
Continuing operations	$2.29	$(0.48)	$1.81
Discontinued operations	$(0.68)	$—	$(0.68)
Net	$1.60	$(0.48)	$1.13

Weighted-average shares outstanding:
Basic shares	58,540	58,540	58,540
Diluted shares	59,330	59,330	59,330
Notes to June 30, 2019 Pro Forma Consolidated Statement of Income
(a)	Represents the elimination of the operating results associated with the Adtalem Brazil business disposition.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and amounts in thousands, except per share amounts)

	Year Ended June 30, 2018
	Adtalem	Pro Forma	Adtalem
	Historical	Adjustments (a)	Pro Forma
Revenue	$1,231,211	$(270,934)	$960,277
Operating cost and expense:
Cost of educational services	645,604	(184,047)	461,557
Student services and administrative expense	373,064	(45,357)	327,707
Restructuring expense	5,067	(1,216)	3,851
Total operating cost and expense	1,023,735	(230,620)	793,115
Operating income from continuing operations	207,476	(40,314)	167,162
Other income (expense):
Interest and dividend income	5,827	(5,229)	598
Interest expense	(14,620)	3,039	(11,581)
Net other expense	(8,793)	(2,190)	(10,983)
Income from continuing operations before income taxes	198,683	(42,504)	156,179
Income tax provision	(84,102)	(4,005)	(88,107)
Equity method investment loss	(138)	—	(138)
Income from continuing operations	114,443	(46,509)	67,934
Discontinued operations:
Loss from discontinued operations before income taxes	(124,162)	—	(124,162)
Income tax benefit	44,016	—	44,016
Loss from discontinued operations	(80,146)	—	(80,146)
Net income (loss)	34,297	(46,509)	(12,212)
Net (income) loss attributable to redeemable noncontrolling interest	(528)	1,023	495
Net income (loss) attributable to Adtalem Global Education	$33,769	$(45,486)	$(11,717)

Amounts attributable to Adtalem Global Education:
Net income from continuing operations	$113,915	$(45,486)	$68,429
Net loss from discontinued operations	(80,146)	—	(80,146)
Net income attributable to Adtalem Global Education	$33,769	$(45,486)	$(11,717)

Earnings (loss) per share attributable to Adtalem Global Education:
Basic:
Continuing operations	$1.85	$(0.74)	$1.11
Discontinued operations	$(1.30)	$—	$(1.30)
Net	$0.55	$(0.74)	$(0.19)
Diluted:
Continuing operations	$1.83	$(0.73)	$1.10
Discontinued operations	$(1.29)	$—	$(1.29)
Net	$0.54	$(0.73)	$(0.19)

Weighted-average shares outstanding:
Basic shares	61,462	61,462	61,462
Diluted shares	62,280	62,280	62,280
Notes to June 30, 2018 Pro Forma Consolidated Statement of Income
(a)	Represents the elimination of the operating results associated with the Adtalem Brazil business disposition.

Adtalem Global Education Inc.
Pro Forma Consolidated Statement of Income
(unaudited and amounts in thousands, except per share amounts)

	Year Ended June 30, 2017
	Adtalem	Pro Forma	Adtalem
	Historical	Adjustments (a)	Pro Forma
Revenue	$1,207,909	$(276,340)	$931,569
Operating cost and expense:
Cost of educational services	638,245	(189,469)	448,776
Student services and administrative expense	369,043	(39,159)	329,884
Restructuring expense	12,973	—	12,973
Regulatory settlements	52,150	—	52,150
Total operating cost and expense	1,072,411	(228,628)	843,783
Operating income from continuing operations	135,498	(47,712)	87,786
Other income (expense):
Interest and dividend income	4,905	(4,733)	172
Interest expense	(9,144)	2,250	(6,894)
Net other expense	(4,239)	(2,483)	(6,722)
Income from continuing operations before income taxes	131,259	(50,195)	81,064
Income tax provision	(9,594)	6,612	(2,982)
Equity method investment loss	(694)	—	(694)
Income from continuing operations	120,971	(43,583)	77,388
Discontinued operations:
Income from discontinued operations before income taxes	3,135	—	3,135
Income tax provision	(826)	—	(826)
Income from discontinued operations	2,309	—	2,309
Net income	123,280	(43,583)	79,697
Net income attributable to redeemable noncontrolling interest	(997)	997	—
Net income attributable to Adtalem Global Education	$122,283	$(42,586)	$79,697

Amounts attributable to Adtalem Global Education:
Net income from continuing operations	$119,974	$(42,586)	$77,388
Net income from discontinued operations	2,309	—	2,309
Net income attributable to Adtalem Global Education	$122,283	$(42,586)	$79,697

Earnings (loss) per share attributable to Adtalem Global Education:
Basic:
Continuing operations	$1.89	$(0.67)	$1.22
Discontinued operations	$0.04	$—	$0.04
Net	$1.93	$(0.67)	$1.26
Diluted:
Continuing operations	$1.87	$(0.67)	$1.21
Discontinued operations	$0.04	$—	$0.04
Net	$1.91	$(0.67)	$1.24

Weighted-average shares outstanding:
Basic shares	63,499	63,499	63,499
Diluted shares	64,019	64,019	64,019
Notes to June 30, 2017 Pro Forma Consolidated Statement of Income
(a)	Represents the elimination of the operating results associated with the Adtalem Brazil business disposition.